UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): AUGUST 12, 2002

MURFREESBORO BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

TENNESSEE	0-24161	62-1694317
(State or Other Jurisdiction of	Commission File Number	(IRS Employer Identification No.)
Incorporation or Organization)

615 MEMORIAL BOULEVARD
MURFREESBORO, TENNESSEE 37129
(615) 890-1111
(Address, including zip code, and telephone number,
including area code, of principal executive office)

INFORMATION TO BE INCLUDED IN REPORT

The information included in this Current Report on Form 8-K, including the Exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the filings of Murfreesboro Bancorp, Inc. under the Securities Act of 1933.

Item 9. REGULATION FD DISCLOSURE

Registrant filed Form 10-QSB for the period ending June 30, 2002 on July 18, 2002. The Sarbanes-Oxley Act of 2002 was signed into law on July 30, 2002 requiring certification by the principal executive officer and principal financial officer. On August 12, 2002, William E. Rowland, Chief Executive Officer (principal executive officer) and William L. Webb, Chief Financial Officer (principal financial officer) furnished to the Securities and Exchange Commission personal certification pursuant to 18 U.S.C Section 1350. Copy of the certification is included in this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MURFREESBORO BANCORP, INC.

Date: August 12, 2002	By:	/s/ WILLIAM L. WEBB William L. Webb Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit No.	Description

99.1	Written certification of the Chief Executive Officer (principal executive officer) dated August 12, 2002 pursuant to 18 U.S.C. Section 1850
99.2	Written certification of the Chief Financial Officer (principal financial officer) dated August 12, 2002 pursuant to 18 U.S.C. Section 1850